UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09397

The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund

Annual Report — December 31, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (the “SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund increased 8.0% compared with an increase of 19.9% for the Standard & Poor’s (“S&P”) 500 Utilities Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

In 2011, the S&P 500 Utilities Index outperformed the S&P 500 Index and provided investors with a 19.9% total return compared to a 2.1% total return for the S&P 500 Index. In the midst of significant market volatility, slow economic growth, and low interest rates, investors were attracted to the electric utility sector’s safe 4% plus dividend returns as well as solid earnings and dividend growth potential.

In addition, utility stocks benefited from the year end 2010 Obama/Republican tax compromise, which included a two year extension of the 15% dividend and capital gains tax rate and a “bonus” 100% tax deduction on capital investments made from September 2010 through year end 2011 (the bonus rate is scheduled to be 50% in 2012).

Consistent with our long-term investment thesis, utility stocks continue to benefit from consolidation as several of the stronger 2011 stock performances were due to takeovers at premium prices. Driven by the rapidly growing natural gas shale development, the natural gas infrastructure and gas utility/pipeline business is undergoing significant consolidation.

We highlight some of the more significant or notable consolidation activity over the past twelve months:

•

Kinder Morgan, one of the larger energy pipeline and storage companies in North America, agreed to buy El Paso Corporation, a major energy pipeline and exploration and production company. The October 16, 2011 announcement highlights the value of owning pipeline footprints to connect new shale supplies and major consumption markets as well as supporting the long-term viability of shale production.

•	Energy Transfer Equity, a Dallas based diversified energy partnership, emerged as the winning bidder for Southern Union Gas, a Houston based diversified gas pipeline/distribution company.

•	Central Vermont Public Service Corp. (0.5% of net assets as of December 31, 2011) agreed to accept a $35.25 per share cash bid from Montreal based Gaz Metro on July 12, 2011.

•

Exelon Corp. (0.6%), the nation’s largest nuclear owner and Illinois/Pennsylvania electric utility, agreed to acquire Baltimore based Constellation Energy Group Inc. (1.6%), for an enterprise value of $10.5 billion, or $38.59 per share, on April 28, 2011.

•	DPL Inc; the holding company for Dayton Power & Light, was acquired on November 28, 2011 by Virginia based AES Corporation (1.3%), a global power company and owner of Indianapolis Power & Light.

•	FirstEnergy Corp. (1.0%), a multistate electric utility based in Akron, OH, completed its acquisition of Allegheny Energy on February 25, 2011.

•

Progress Energy Inc., (0.8%), based in Raleigh, NC and serving the Carolinas and central Florida, agreed to be acquired by Duke Energy, a multistate utility based in Charlotte, NC, on January 10, 2012.

•	In December 2011, AGL, a multistate gas utility based in Atlanta, completed the acquisition of the northern Illinois gas utility Nicor in a cash and stock transaction.

We appreciate your confidence and trust.

February 23, 2012	Sincerely yours, Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (8/31/99)
Class AAA (GABUX)	8.04%	3.90%	7.46%	7.62%
S&P 500 Utilities Index	19.91	3.71	6.42	5.06
S&P 500 Index	2.11	(0.25)	2.92	1.44
Lipper Utility Fund Average	12.43	2.89	6.96	5.13
Class A (GAUAX)	8.16	3.93	7.50	7.65
With sales charge (b)	1.94	2.71	6.86	7.13
Class B (GAUBX)	7.32	3.13	6.71	7.01
With contingent deferred sales charge (c)	2.32	2.77	6.71	7.01
Class C (GAUCX)	7.26	3.14	6.75	7.04
With contingent deferred sales charge (d)	6.26	3.14	6.75	7.04
Class I (GAUIX)	8.31	4.08	7.55	7.69

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. See page 12 for the expense ratios for the year ended December 31, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The values of utility stocks generally changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI UTILITIES FUND (CLASS AAA SHARES), S&P 500 UTILITIES INDEX, AND LIPPER UTILITY FUND AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Utilities Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$ 995.60	1.42%	$ 7.14
Class A	$1,000.00	$ 995.80	1.42%	$ 7.14
Class B	$1,000.00	$ 991.60	2.18%	$10.94
Class C	$1,000.00	$ 991.70	2.17%	$10.89
Class I	$1,000.00	$ 997.30	1.16%	$ 5.84
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.42%	$ 7.22
Class A	$1,000.00	$1,018.05	1.42%	$ 7.22
Class B	$1,000.00	$1,014.22	2.18%	$11.07
Class C	$1,000.00	$1,014.27	2.17%	$11.02
Class I	$1,000.00	$1,019.36	1.16%	$ 5.90

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The Gabelli Utilities Fund

Energy and Utilities	56.4%
U.S. Government Obligations	20.5%
Communications	14.4%

Other	9.1%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 79.9%
	ENERGY AND UTILITIES — 56.4%
	Energy and Utilities: Alternative Energy — 0.2%
300,000	Algonquin Power & Utilities Corp.	$1,465,933	$1,890,552
51,066	Areva SA†	2,110,986	1,261,697
26,000	Ormat Industries Ltd.	196,547	123,485
63,000	Ormat Technologies Inc.	1,836,899	1,135,890

		5,610,365	4,411,624

	Energy and Utilities: Electric Integrated — 28.4%
10,000	AES Tiete SA, Preference	144,154	144,109
350,034	ALLETE Inc.	12,749,272	14,694,427
105,000	Alliant Energy Corp.	3,437,727	4,631,550
560,000	Ameren Corp.	17,675,760	18,552,800
20,000	American DG Energy Inc.†	32,051	29,000
665,000	American Electric Power Co. Inc.	24,422,047	27,471,150
3,497	Atlantic Power Corp.†	63,204	49,841
248,000	Avista Corp.	5,687,832	6,386,000
734,000	Black Hills Corp.	21,058,544	24,647,720
35,000	Cleco Corp.	721,890	1,333,500
60,000	CMS Energy Corp.	402,675	1,324,800
1,070,000	Constellation Energy Group Inc.	32,885,808	42,446,900
250,000	Dominion Resources Inc.	10,534,886	13,270,000
5,000	DTE Energy Co.	196,215	272,250
410,000	Duke Energy Corp.	6,665,740	9,020,000
200,000	Dynegy Inc.†	977,759	554,000
1,110,000	Edison International	38,539,650	45,954,000
794,080	El Paso Electric Co.	17,222,746	27,506,931
4,500	Entergy Corp.	213,681	328,725
375,000	Exelon Corp.	16,280,543	16,263,750
620,000	FirstEnergy Corp.	20,252,846	27,466,000
1,430,000	Great Plains Energy Inc.	30,257,267	31,145,400
606,487	Hawaiian Electric Industries Inc.	14,052,632	16,059,776
16,500	IDACORP Inc.	649,011	699,765
298,000	Integrys Energy Group Inc.	14,768,630	16,145,640
9,000	ITC Holdings Corp.	649,897	682,920
229,000	MGE Energy Inc.	7,448,594	10,710,330
1,044,000	NextEra Energy Inc.	52,997,974	63,558,720
215,000	NiSource Inc.	4,600,330	5,119,150
800,085	NorthWestern Corp.	23,349,387	28,635,042
83,000	NV Energy Inc.	1,252,309	1,357,050
358,000	OGE Energy Corp.	10,636,541	20,302,180
548,000	Otter Tail Corp.	12,693,344	12,066,960
140,000	Pepco Holdings Inc.	2,819,343	2,842,000
115,000	PG&E Corp.	4,071,199	4,740,300
355,000	Pinnacle West Capital Corp.	14,784,308	17,103,900
1,610,007	PNM Resources Inc.	19,875,583	29,350,428
75,000	PPL Corp.	1,872,001	2,206,500
377,000	Progress Energy Inc.	16,802,148	21,119,540

Shares		Cost	Market Value

175,000	Public Service Enterprise Group Inc.	$5,018,910	$5,776,750
670,000	SCANA Corp.	26,684,660	30,190,200
1,355,047	TECO Energy Inc.	24,483,270	25,935,600
360,093	The Empire District Electric Co.	7,333,586	7,594,361
525,000	The Southern Co.	19,419,663	24,302,250
223,075	UniSource Energy Corp.	6,429,058	8,235,929
35,000	Unitil Corp.	853,544	993,300
488,000	Vectren Corp.	13,582,710	14,752,240
968,000	Westar Energy Inc.	22,809,071	27,859,040
683,000	Wisconsin Energy Corp.	16,300,358	23,877,680
343,000	Xcel Energy Inc.	7,130,740	9,480,520

		613,791,098	745,190,924

	Energy and Utilities: Electric Transmission and Distribution — 4.0%
374,967	Central Vermont Public Service Corp.	10,439,632	13,161,342
442,094	CH Energy Group Inc.	20,469,425	25,809,448
420,000	Consolidated Edison Inc.	20,285,880	26,052,600
84,000	GenOn Energy Inc.†	546,834	219,240
540,000	Northeast Utilities	13,161,863	19,477,800
440,000	NSTAR	13,599,321	20,662,400
17,000	UIL Holdings Corp.	508,153	601,290

		79,011,108	105,984,120

	Energy and Utilities: Global Utilities — 2.0%
27,000	Chubu Electric Power Co. Inc.	630,066	504,079
23,000	E.ON AG	768,708	496,227
11,004	EDF SA	394,792	267,748
4,000	EDP - Energias de Portugal SA, ADR	112,064	124,400
200,000	Electric Power Development Co. Ltd.	4,991,198	5,318,955
11,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference	239,476	215,253
190,000	Emera Inc.	4,704,398	6,162,061
35,000	Enagas SA	916,226	647,318
238,000	Endesa SA	7,057,638	4,882,288
230,000	Enel SpA	1,285,148	935,896
58,800	GDF Suez†	0	76
185,000	Hera SpA	358,114	264,097
58,000	Hokkaido Electric Power Co. Inc.	1,116,714	825,880
30,000	Hokuriku Electric Power Co.	565,995	560,088
185,000	Huaneng Power International Inc., ADR	4,990,614	3,888,700
73,000	Iberdrola SA, ADR	2,694,019	1,759,300
50,192	Iberdrola SA, London†	617,879	309,064
44,812	Iberdrola SA, Madrid	330,955	280,652
2,000	International Power plc	5,935	10,473
400,000	Korea Electric Power Corp., ADR†	5,346,025	4,392,000

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
78,000	Kyushu Electric Power Co. Inc.	$1,607,770	$1,116,747
17,000	National Grid plc, ADR	768,389	824,160
3,000	Niko Resources Ltd.	207,647	142,027
600	Noble Energy Inc.	57,110	56,634
93,000	Red Electrica Corporacion SA	4,454,091	3,979,868
24,000	Shikoku Electric Power Co. Inc.	473,574	687,852
2,000	Snam Rete Gas SpA	8,967	8,816
760,000	Talisman Energy Inc.	13,739,414	9,690,000
24,000	The Chugoku Electric Power Co. Inc.	457,538	420,631
178,000	The Kansai Electric Power Co. Inc.	3,723,446	2,731,168
20,000	The Tokyo Electric Power Co. Inc.†	195,791	47,551
165,000	Tohoku Electric Power Co. Inc.	2,930,038	1,584,189

		65,749,739	53,134,198

	Energy and Utilities: Merchant Energy — 1.5%
40,000	GenOn Energy Inc. - Old, Escrow† (a)	0	0
15,000	GenOn Energy Inc., Escrow† (a)	0	0
239,000	NRG Energy Inc.†	5,559,251	4,330,680
2,890,026	The AES Corp.†	33,716,670	34,217,908

		39,275,921	38,548,588

	Energy and Utilities: Natural Gas Integrated — 11.5%
39,000	Apache Corp.	3,938,150	3,532,620
80,028	Atlas Energy LP	1,559,812	1,944,680
2,265,016	El Paso Corp.	34,116,342	60,181,475
21,000	Energen Corp.	271,496	1,050,000
155,000	Hess Corp.	11,009,414	8,804,000
1,960,000	National Fuel Gas Co.	102,332,729	108,936,800
77,000	Nexen Inc.	1,682,850	1,225,070
243,011	Northwest Natural Gas Co.	11,135,099	11,647,517
298,000	ONEOK Inc.	9,726,913	25,833,620
1,275,090	Southern Union Co.	30,254,151	53,694,040
600,000	Spectra Energy Corp.	13,136,488	18,450,000
200,000	UGI Corp.	6,167,703	5,880,000

		225,331,147	301,179,822

	Energy and Utilities: Natural Gas Utilities — 4.9%
122,039	AGL Resources Inc.	4,761,343	5,157,368
104,000	Atmos Energy Corp.	2,861,567	3,468,400
70,000	CenterPoint Energy Inc.	1,320,716	1,406,300
37,000	Chesapeake Utilities Corp.	1,022,882	1,603,950
990,000	CONSOL Energy Inc.	40,081,192	36,333,000
288,918	Corning Natural Gas Corp. (b)	3,132,853	4,801,817
69,007	Delta Natural Gas Co. Inc.	1,985,971	2,370,390
69,000	Piedmont Natural Gas Co. Inc.	1,692,845	2,344,620

Shares		Cost	Market Value

48,000	Questar Corp.	$853,212	$953,280
40,000	RGC Resources Inc.	628,769	722,800
70,000	South Jersey Industries Inc.	1,982,945	3,976,700
1,205,076	Southwest Gas Corp.	38,698,629	51,203,679
246,000	The Laclede Group Inc.	8,362,401	9,955,620
90,000	WGL Holdings Inc.	3,605,030	3,979,800

		110,990,355	128,277,724

	Energy and Utilities: Natural Resources — 1.2%
14,000	Alliance Holdings GP LP	276,626	727,720
50,000	Anadarko Petroleum Corp.	3,390,127	3,816,500
95,000	BP plc, ADR	4,198,060	4,060,300
226,000	Cameco Corp.	5,100,712	4,079,300
18,000	Compania de Minas Buenaventura SA, ADR	205,537	690,120
247,000	Mueller Industries Inc.	9,431,517	9,489,740
40,000	Occidental Petroleum Corp.	3,184,197	3,748,000
46,000	Peabody Energy Corp.	1,668,965	1,523,060
25,000	Petroleo Brasileiro SA, ADR	827,867	621,250
145,000	Tullow Oil plc	3,075,236	3,157,069
20,000	Uranium One Inc.†	58,213	42,405

		31,417,057	31,955,464

	Energy and Utilities: Services — 0.8%
255,000	ABB Ltd., ADR†	3,686,640	4,801,650
60,000	Halliburton Co.	1,263,908	2,070,600
8,000	Lufkin Industries Inc.	371,878	538,480
35,000	MDU Resources Group Inc.	760,550	751,100
51,000	Patterson-UTI Energy Inc.	760,720	1,018,980
91,000	Rowan Companies Inc.†	2,604,218	2,760,030
12,000	Tenaris SA, ADR	277,440	446,160
575,000	Weatherford International Ltd.†	9,956,551	8,418,000

		19,681,905	20,805,000

	Energy and Utilities: Water — 0.9%
4,000	American States Water Co.	110,252	139,600
115,000	American Water Works Co. Inc.	2,539,962	3,663,900
375,000	Aqua America Inc.	7,661,862	8,268,750
4,000	California Water Service Group	70,055	73,040
10,000	Connecticut Water Service Inc.	251,353	271,300
4,000	Consolidated Water Co. Ltd.	63,846	34,320
18,000	Middlesex Water Co.	317,415	335,880
120,000	Pennichuck Corp.	2,666,350	3,459,600
203,148	SJW Corp.	5,018,091	4,802,419
88,000	The York Water Co.	1,222,051	1,552,320
13,000	United Utilities Group plc, ADR	298,588	245,310

		20,219,825	22,846,439

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Diversified Industrial — 0.9%
45,000	Cooper Industries plc	$2,168,185	$2,436,750
1,100,000	General Electric Co.	18,366,919	19,701,000
35,000	Mueller Water Products Inc., Cl. A	250,528	85,400
33,000	Park-Ohio Holdings Corp.†	533,225	588,720
14,000	Tyco International Ltd.	610,821	653,940

		21,929,678	23,465,810

	Environmental Services — 0.0%
56,000	Veolia Environnement	978,796	613,815

	Exchange Traded Funds — 0.1%
15,000	Utilities HOLDRS Trust (a)	1,378,870	1,693,050

	TOTAL ENERGY AND UTILITIES	1,235,365,864	1,478,106,578

	COMMUNICATIONS — 14.4%
	Cable and Satellite — 4.1%
90,000	AMC Networks Inc., Cl. A†	2,383,623	3,382,200
180,000	British Sky Broadcasting Group plc	1,951,999	2,047,615
345,000	Cablevision Systems Corp., Cl. A	5,659,571	4,905,900
270,000	Charter Communications Inc., Cl. A†	14,609,496	15,373,800
25,000	Cogeco Cable Inc.	684,204	1,260,123
70,000	Cogeco Inc.	1,589,491	3,324,957
76,000	Comcast Corp., Cl. A	1,633,462	1,801,960
840,000	Comcast Corp., Cl. A, Special	18,724,612	19,790,400
110,000	DIRECTV, Cl. A†	3,314,327	4,703,600
805,000	DISH Network Corp., Cl. A	16,074,601	22,926,400
320,000	EchoStar Corp., Cl. A†	6,620,591	6,700,800
175,000	Liberty Global Inc., Cl. A†	4,622,933	7,180,250
68,000	Rogers Communications Inc., Cl. B	1,571,553	2,618,680
12,000	Shaw Communications Inc., Cl. B	148,195	238,440
154,000	Time Warner Cable Inc.	8,265,255	9,789,780
70,000	Tokyo Broadcasting System Holdings Inc.	1,058,859	900,351

		88,912,772	106,945,256

	Computer Services Software and Systems — 0.1%
360,000	EarthLink Inc.	2,678,071	2,318,400
240,046	Internap Network Services Corp.†	1,545,475	1,425,873

		4,223,546	3,744,273

	Telecommunications — 7.5%
103,000	AboveNet Inc.†	5,931,680	6,696,030
800,000	AT&T Inc.	22,966,310	24,192,000
90,000	Atlantic Tele-Network Inc.	3,289,315	3,514,500

Shares		Cost	Market Value

577,000	BCE Inc.	$16,440,418	$24,043,590
90,000	Belgacom SA	2,962,942	2,823,529
2,635,066	Cincinnati Bell Inc.†	8,563,173	7,984,250
30,000	Deutsche Telekom AG	369,826	344,205
735,000	Deutsche Telekom AG, ADR	10,557,954	8,415,750
15,000	Koninklijke KPN NV, ADR	222,287	178,800
133,000	Loral Space & Communications Inc.†	8,721,304	8,629,040
2,200	Mobistar SA	153,775	115,289
415,000	NII Holdings Inc.†	12,969,306	8,839,500
152,000	Nippon Telegraph & Telephone Corp.	7,519,802	7,770,820
330,000	Orascom Telecom Holding SAE, GDR† (c)	1,908,219	953,700
64,000	Philippine Long Distance Telephone Co., ADR	3,384,055	3,687,680
190,000	Portugal Telecom SGPS SA	1,700,005	1,094,286
190,000	Portugal Telecom SGPS SA, ADR	1,688,209	1,096,300
2,000	PT Indosat Tbk	1,061	1,246
1,790,000	Sprint Nextel Corp.†	7,204,494	4,188,600
113,000	Swisscom AG, ADR	4,078,453	4,284,960
7,000	Tele2 AB, Cl. B	125,659	136,195
155,000	Telecom Italia SpA, ADR	2,301,167	1,650,750
232,500	Telefonica Brasil SA, ADR	4,193,042	6,354,225
317,000	Telefonica SA, ADR	7,108,194	5,449,230
395,000	Telekom Austria AG	5,619,692	4,722,721
410,000	Telephone & Data Systems Inc.	12,882,128	10,614,900
108,039	Telephone & Data Systems Inc., Special	2,724,380	2,572,409
430,000	tw telecom inc.†	7,609,329	8,333,400
800,000	Verizon Communications Inc.	26,366,625	32,096,000
505,000	VimpelCom Ltd., ADR	6,753,746	4,782,350
100,000	Windstream Corp.	876,674	1,174,000

		197,193,224	196,740,255

	Wireless Communications — 2.7%
38,000	America Movil SAB de CV, Cl. L, ADR	576,215	858,800
60,000	China Mobile Ltd., ADR	2,324,791	2,909,400
44,000	China Unicom Hong Kong Ltd., ADR	575,919	929,720
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	77
180	M1 Ltd.	210	347
17,000	Millicom International Cellular SA	1,751,655	1,716,830
164,000	Millicom International Cellular SA, SDR	12,219,029	16,430,860
6,500	Mobile TeleSystems OJSC, ADR	86,498	95,420
4,600	NTT DoCoMo Inc.	7,206,136	8,456,541
115,000	SK Telecom Co. Ltd., ADR	2,149,789	1,565,150

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Wireless Communications (Continued)
400	SmarTone Telecommunications Holdings Ltd.	$207	$692
16,812	Tim Participacoes SA, ADR	277,353	433,750
285,000	Turkcell Iletisim Hizmetleri A/S, ADR†	4,042,155	3,351,600
295,000	United States Cellular Corp.†	13,502,290	12,870,850
712,000	Vodafone Group plc, ADR	17,284,989	19,957,360

		61,997,255	69,577,397

	TOTAL COMMUNICATIONS	352,326,797	377,007,181

	OTHER — 9.1%
	Aerospace — 2.3%
250,031	Exelis Inc.	3,253,962	2,262,781
215,051	Goodrich Corp.	26,293,117	26,601,809
2,100,000	Rolls-Royce Holdings plc	17,487,592	24,345,416
144,900,000	Rolls-Royce Holdings plc, Cl. C† (d)	230,571	225,028
88,000	The Boeing Co.	5,847,730	6,454,800

		53,112,972	59,889,834

	Aviation: Parts and Services — 0.1%
92,000	Curtiss-Wright Corp.	3,047,519	3,250,360

	Building and Construction — 0.1%
16,000	Acciona SA	2,059,030	1,381,842

	Business Services — 0.8%
1,150,065	Clear Channel Outdoor Holdings Inc., Cl. A†	13,245,261	14,433,316
75,000	Equinix Inc.†	6,458,668	7,605,000

		19,703,929	22,038,316

	Commercial Services — 0.1%
71,000	Macquarie Infrastructure Co. LLC	1,590,890	1,984,450
7,000	McGrath Rentcorp	192,710	202,930

		1,783,600	2,187,380

	Computer Software and Services — 0.8%
120,000	RightNow Technologies Inc.†	5,138,204	5,127,600
400,000	SuccessFactors Inc.†	15,923,970	15,948,000

		21,062,174	21,075,600

	Diversified Industrial — 1.0%
11,000	Bouygues SA	365,609	346,593
135,015	ITT Corp.	2,910,976	2,609,840
24,000	Raven Industries Inc.	1,222,078	1,485,600

Shares		Cost	Market Value

360,000	Temple-Inland Inc.	$11,457,735	$11,415,600
180,000	Trinity Industries Inc.	5,510,291	5,410,800
103,000	Twin Disc Inc.	3,154,004	3,740,960

		24,620,693	25,009,393

	Electronics — 1.0%
225,000	LSI Corp.†	2,024,531	1,338,750
280,000	Netlogic Microsystems Inc.†	13,461,699	13,879,600
120,000	Texas Instruments Inc.	3,967,729	3,493,200
142,000	Thomas & Betts Corp.†	6,693,223	7,753,200

		26,147,182	26,464,750

	Entertainment — 1.0%
340,000	Grupo Televisa SA, ADR	7,972,888	7,160,400
835,000	Vivendi SA	21,970,043	18,285,381

		29,942,931	25,445,781

	Financial Services — 0.1%
90,000	Kinnevik Investment AB, Cl. A	1,773,919	1,744,538
12,000	Kinnevik Investment AB, Cl. B	170,855	233,826

		1,944,774	1,978,364

	Health Care — 0.2%
12,000	Tsumura & Co.	261,956	353,904
100,000	Healthspring Inc.†	5,426,534	5,454,000

		5,688,490	5,807,904

	Machinery — 0.3%
325,073	Xylem Inc.	9,440,611	8,351,125

	Specialty Chemicals — 0.0%
40,000	The Dow Chemical Co.	1,096,643	1,150,400

	Transportation — 1.3%
487,000	GATX Corp.	15,466,147	21,262,420
161,000	Kirby Corp.†	8,923,543	10,600,240
74,000	RailAmerica Inc.†	1,069,772	1,101,860

		25,459,462	32,964,520

	TOTAL OTHER	225,110,010	236,995,569

	TOTAL COMMON STOCKS	1,812,802,671	2,092,109,328

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	588,832	699,480

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13† (a)(e)	581,549	556,695

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2011

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 20.5%
$537,358,000	U.S. Treasury Bills, 0.000% to 0.070%††, 01/05/12 to 06/21/12 (f)	$537,300,255	$537,314,091

	TOTAL INVESTMENTS — 100.4%	$2,351,273,307	2,630,679,594

Notional Amount		Termination Date	Unrealized Appreciation

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT — 0.0%
$111,421 (22,000 Shares)	International Power plc	06/27/12	3,561

	Other Assets and Liabilities (Net) — (0.4)%		(9,260,403)

	NET ASSETS — 100.0%		$2,621,422,752

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $2,249,745 or 0.09% of net assets.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2011, the market value of the Regulation S security amounted to $953,700 or 0.04% of net assets, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
330,000	Orascom Telecom Holding SAE, GDR	05/05/09	$1,908,219	$2.8900
(d)	At December 31, 2011, the Fund held an investment in a restricted and illiquid security amounting to $225,028 or 0.01% of net assets, which was valued under methods approved by the Board as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
144,900,000	Rolls-Royce Holdings plc, Cl. C	10/26/11	$230,571	$0.0016

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of the Rule 144A security amounted to $556,695 or 0.02% of net assets.
(f)	At December 31, 2011, $200,000 of the principal amount was pledged as collateral for the equity contract for difference swap agreement.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $2,348,140,454)	$2,625,877,777
Investments in affiliates, at value (cost $3,132,853)	4,801,817
Foreign currency, at value (cost $3)	3
Receivable for Fund shares sold	15,281,346
Receivable for investments sold	2,191,936
Unrealized appreciation on swap contracts	3,561
Dividends receivable	5,157,292
Prepaid expense	100,899

Total Assets	2,653,414,631

Liabilities:
Payable to custodian	17,219
Payable for investments purchased	22,832,560
Payable for Fund shares redeemed	4,843,700
Distributions payable	10,775
Payable for investment advisory fees	2,176,222
Payable for distribution fees	1,087,663
Payable for accounting fees	3,750
Other accrued expenses	1,019,990

Total Liabilities	31,991,879

Net Assets (applicable to 452,405,892 shares outstanding)	$2,621,422,752

Net Assets Consist of:
Paid-in capital	$2,349,187,731
Undistributed net investment income	137,742
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(7,307,333)
Net unrealized appreciation on investments	279,406,287
Unrealized appreciation on swap contracts	3,561
Net unrealized depreciation on foreign currency translations	(5,236)

Net Assets	$2,621,422,752

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($686,608,423 ÷ 113,880,624 shares outstanding)	$6.03

Class A:
Net Asset Value and redemption price per share ($936,899,176 ÷ 154,206,130 shares outstanding)	$6.08

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$6.45

Class B:
Net Asset Value and offering price per share ($131,315 ÷ 24,786 shares outstanding)	$5.30	(a)

Class C:
Net Asset Value and offering price per share ($901,840,087 ÷ 168,564,011 shares outstanding)	$5.35	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($95,943,751 ÷ 15,730,341 shares outstanding)	$6.10

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends – Unaffiliated (net of foreign withholding taxes of $1,273,490)	$56,393,107
Dividends – Affiliated	132,902
Interest	321,960

Total Investment Income	56,847,969

Expenses:
Investment advisory fees	20,881,231
Distribution fees – Class AAA	1,395,278
Distribution fees – Class A	1,824,784
Distribution fees – Class B	1,854
Distribution fees – Class C	7,322,586
Shareholder services fees	1,777,375
Shareholder communications expenses	441,622
Registration expenses	378,176
Custodian fees	250,039
Trustees’ fees	116,604
Accounting fees	45,000
Legal and audit fees	23,902
Miscellaneous expenses	116,059

Total Expenses	34,574,510

Less:
Custodian fee credits	(432)

Net Expenses	34,574,078

Net Investment Income	22,273,891

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	288,608
Net realized gain on swap contracts	436
Net realized loss on foreign currency transactions	(430,203)

Net realized loss on investments, swap contracts, and foreign currency transactions	(141,159)

Net change in unrealized appreciation/depreciation:
on investments	126,769,387
on swap contracts	(1,522)
on foreign currency translations	(6,568)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	126,761,297

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	126,620,138

Net Increase in Net Assets Resulting from Operations	$148,894,029

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$22,273,891	$16,010,311
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	(141,159)	3,207,754
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	126,761,297	128,907,242

Net Increase in Net Assets Resulting from Operations	148,894,029	148,125,307

Distributions to Shareholders:
Net investment income
Class AAA	(5,620,486)	(4,878,419)
Class A	(7,302,389)	(6,573,433)
Class B	(1,978)	(4,518)
Class C	(8,188,987)	(7,809,625)
Class I	(678,227)	(484,115)

	(21,792,067)	(19,750,110)

Net realized gain
Class AAA	(928,904)	—
Class A	(1,206,874)	—
Class B	(327)	—
Class C	(1,353,403)	—
Class I	(112,092)	—

	(3,601,600)	—

Return of capital
Class AAA	(70,161,223)	(33,499,311)
Class A	(91,156,616)	(45,138,692)
Class B	(24,690)	(31,021)
Class C	(102,224,131)	(53,627,421)
Class I	(8,466,394)	(3,324,343)

	(272,033,054)	(135,620,788)

Total Distributions to Shareholders	(297,426,721)	(155,370,898)

Shares of Beneficial Interest Transactions:
Class AAA	326,485,860	206,119,025
Class A	454,942,033	248,262,740
Class B	(97,528)	7,422
Class C	420,369,134	233,125,776
Class I	58,405,682	24,817,901

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	1,260,105,181	712,332,864

Redemption Fees	9,890	25,161

Net Increase in Net Assets	1,111,582,379	705,112,434
Net Assets:
Beginning of period	1,509,840,373	804,727,939

End of period (including undistributed net investment income of $137,742 and $71,862, respectively)	$2,621,422,752	$1,509,840,373

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Net Invest ment Income	Net Realized Gain on Invest ments	Return of Capital	Total Distri butions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate†††
Class AAA
2011	$6.38	$0.08	$0.41	$0.49	$(0.06)	$(0.01)	$(0.77)	$(0.84)	$0.00	$6.03	8.0%	$686,609	1.32%	1.40%	22%
2010	6.46	0.11	0.65	0.76	(0.11)	—	(0.73)	(0.84)	0.00	6.38	13.0	396,063	1.73	1.43	19
2009	6.43	0.16	0.71	0.87	(0.13)	—	(0.71)	(0.84)	0.00	6.46	15.5	189,534	2.57	1.47	12
2008	9.08	0.15	(1.96)	(1.81)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.43	(20.9)	123,864	1.92	1.43	19
2007	9.16	0.16	0.60	0.76	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.08	8.6	161,930	1.78	1.42	19
Class A
2011	$6.42	$0.08	$0.42	$0.50	$(0.06)	$(0.01)	$(0.77)	$(0.84)	$0.00	$6.08	8.2%	$936,899	1.32%	1.40%	22%
2010	6.50	0.11	0.65	0.76	(0.11)	—	(0.73)	(0.84)	0.00	6.42	12.9	527,981	1.73	1.43	19
2009	6.46	0.16	0.72	0.88	(0.13)	—	(0.71)	(0.84)	0.00	6.50	15.6	278,607	2.58	1.47	12
2008	9.12	0.15	(1.97)	(1.82)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.46	(20.9)	202,112	1.92	1.43	19
2007	9.19	0.16	0.61	0.77	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	9.12	8.7	261,468	1.78	1.42	19
Class B
2011	$5.74	$0.03	$0.37	$0.40	$(0.06)	$(0.01)	$(0.77)	$(0.84)	$0.00	$5.30	7.3%	$131	0.54%	2.15%	22%
2010	5.94	0.06	0.58	0.64	(0.11)	—	(0.73)	(0.84)	0.00	5.74	12.0	246	0.99	2.18	19
2009	6.02	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.94	14.7	246	1.86	2.22	12
2008	8.63	0.09	(1.86)	(1.77)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.02	(21.6)	243	1.16	2.18	19
2007	8.80	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.63	7.9	343	1.02	2.17	19
Class C
2011	$5.79	$0.03	$0.37	$0.40	$(0.06)	$(0.01)	$(0.77)	$(0.84)	$0.00	$5.35	7.3%	$901,840	0.57%	2.15%	22%
2010	5.98	0.06	0.59	0.65	(0.11)	—	(0.73)	(0.84)	0.00	5.79	12.1	544,110	0.98	2.18	19
2009	6.06	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.98	14.6	319,960	1.84	2.22	12
2008	8.67	0.09	(1.86)	(1.77)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.06	(21.5)	256,517	1.17	2.18	19
2007	8.84	0.09	0.58	0.67	(0.13)	(0.27)	(0.44)	(0.84)	(0.00)	8.67	7.8	316,009	1.04	2.17	19
Class I
2011	$6.43	$0.10	$0.41	$0.51	$(0.06)	$(0.01)	$(0.77)	$(0.84)	$0.00	$6.10	8.3%	$95,944	1.58%	1.15%	22%
2010	6.49	0.12	0.66	0.78	(0.11)	—	(0.73)	(0.84)	0.00	6.43	13.3	41,440	1.97	1.18	19
2009	6.44	0.17	0.72	0.89	(0.13)	—	(0.71)	(0.84)	0.00	6.49	15.8	16,381	2.82	1.22	12
2008(c)	8.94	0.16	(1.82)	(1.66)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.44	(19.6)	7,416	2.34 (d)	1.18 (d)	19

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than a year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the year ended December 31, 2007 would have been 1.41% (Class AAA and Class A) and 2.16% (Class B and Class C). For the years ended December 31, 2011, 2010, 2009, and 2008, the effect of Custodian Fee Credits was minimal.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 47%.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements

1.  Organization.  The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$38,548,588	—	$0	$38,548,588
Energy and Utilities: Natural Gas Utilities	123,475,907	$4,801,817	—	128,277,724
Exchange Traded Funds	—	—	1,693,050	1,693,050
Other Industries (a)	1,309,587,216	—	—	1,309,587,216
COMMUNICATIONS (a)	377,007,181	—	—	377,007,181
OTHER
Aerospace	59,664,806	225,028	—	59,889,834
Other Industries (a)	177,105,735	—	—	177,105,735
Total Common Stocks	2,085,389,433	5,026,845	1,693,050	2,092,109,328
Convertible Preferred Stocks (a)	699,480	—	—	699,480
Warrants (a)	—	556,695	—	556,695
U.S. Government Obligations	—	537,314,091	—	537,314,091
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,086,088,913	$542,897,631	$1,693,050	$2,630,679,594
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$3,561	$—	$3,561

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the Schedule of Investments, such as swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
ENERGY AND UTILITIES
Exchanged Traded Funds	—	—	(118,702)	353,025	—	(522,273)	1,981,000	—	1,693,050	353,025
Total Common Stocks	0	—	(118,702)	353,025	—	(522,273)	1,981,000	—	1,693,050	353,025
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$(190,367)	$190,367	$—	$(0)	$—	$—	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$0	$—	$(309,069)	$543,392	$—	$(522,273)	$1,981,000	$—	$1,693,050	$353,025

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$111,421	(22,000 Shares)	International Power plc	International Power plc	6/27/12	$3,561

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2011 had an average monthly notional amount of approximately $118,472.

As of December 31, 2011, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, recharacterization of distributions, and the tax treatment of swap gains/losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to increase undistributed net investment income by $415,944 and increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $414,879, with an offsetting adjustment to paid-in capital.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$25,393,667	$19,750,110
Return of capital	272,033,054	135,620,788

Total distributions paid	$297,426,721	$155,370,898

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.84 per share.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$272,252,223
Other temporary differences*	(17,202)

Total	$272,235,021

*Other temporary differences are primarily due to income from investments in hybrid securities, and mark-to-market and accrual adjustments on investments in swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $2,006,573.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$2,358,425,695	$341,758,212	$(69,504,313)	$272,253,899

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $1,055,445,504 and $382,441,176, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $944,516 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $2,923,987 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2011, there were no borrowings under the line of credit.

8.  Shares of Beneficial Interest.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $9,890 and $25,161, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	77,106,721	$482,045,189	40,276,054	$252,896,069
Shares issued upon reinvestment of distributions	9,885,925	61,351,171	4,834,770	30,037,198
Shares redeemed	(35,216,129)	(216,910,500)	(12,337,611)	(76,814,242)

Net increase	51,776,517	$326,485,860	32,773,213	$206,119,025

Class A
Shares sold	87,441,475	$551,769,401	45,841,387	$289,325,641
Shares issued upon reinvestment of distributions	9,609,809	59,868,588	4,123,540	25,773,894
Shares redeemed	(25,077,988)	(156,695,956)	(10,600,928)	(66,836,795)

Net increase	71,973,296	$454,942,033	39,363,999	$248,262,740

Class B
Shares sold	—	$1	3,520	$19,677
Shares issued upon reinvestment of distributions	1,358	7,461	875	4,945
Shares redeemed	(19,332)	(104,990)	(3,013)	(17,200)

Net increase/(decrease)	(17,974)	$(97,528)	1,382	$7,422

Class C
Shares sold	81,277,550	$457,882,802	44,598,635	$256,833,929
Shares issued upon reinvestment of distributions	12,948,729	71,720,764	6,403,678	36,394,740
Shares redeemed	(19,656,558)	(109,234,432)	(10,494,083)	(60,102,893)

Net increase	74,569,721	$420,369,134	40,508,230	$233,125,776

Class I
Shares sold	12,060,835	$75,830,097	4,805,208	$30,397,336
Shares issued upon reinvestment of distributions	1,335,248	8,326,961	571,980	3,577,076
Shares redeemed	(4,112,759)	(25,751,376)	(1,453,970)	(9,156,511)

Net increase	9,283,324	$58,405,682	3,923,218	$24,817,901

9.  Transactions in Securities of Affiliated Issuers.  The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2011 is set forth below:

	Beginning Shares	Shares Purchased	Ending Shares	Net Change In Unrealized Appreciation	Dividend Income	Value at December 31, 2011	Percent Owned of Shares Outstanding
Corning Natural Gas Corp.	192,612	96,306	288,918	$660,659	$132,902	$4,801,817	15.84%

10.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Utilities Fund (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Utilities Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the periods then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 28, 2012

The Gabelli Utilities Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee Age: 69	Since 1999	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 1999	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Trustee Age: 68	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc.; and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Mary E. Hauck Trustee Age: 69	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—
Kuni Nakamura Trustee Age: 43	Since 2009	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Werner J. Roeder, MD Trustee Age: 71	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Utilities Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.086, $0.086, $0.043, $0.046, and $0.101 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively, and long-term capital gains totaling $1,106,108 or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2011, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.58% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010. The Fund designates 6.28% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2011 which was derived from U.S. Treasury securities was 0.58%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 20.50%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli Utilities Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio Manager

Gabelli-O’Connor Fixed Income

Mutual Fund Management Co.

Kuni Nakamura

President

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Officers
Bruce N. Alpert President and Acting Chief Compliance Officer	Agnes Mullady Secretary and Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q411AR

The

Gabelli

Utilities

Fund

ANNUAL REPORT

DECEMBER 31, 2011

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2010 and $26,000 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2010 and $3,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,100 for 2010 and $49,500 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.